                                                                    EXHIBIT (24)



                             THE GORMAN-RUPP COMPANY

                          CERTIFICATE OF THE SECRETARY


     The undersigned hereby certifies that he is the duly elected, qualified and acting Corporate Secretary of The Gorman-Rupp Company, an Ohio corporation (the "Company"), and that the following resolutions were duly adopted by the Company's Board of Directors at a duly noticed and called meeting held on February 24, 2000 at which a quorum was present and acting throughout, which resolutions have not been amended, rescinded or modified and are in full force and effect on the date hereof.

     RESOLVED, that the officers of the Company, and each of them, hereby are authorized, for and on behalf of the Company, to prepare, sign and file, or cause to be prepared, signed and filed, with the Securities and Exchange Commission, under the Securities Exchange Act of 1934, the Company's 1999 Annual Report on Form 10-K, and any and all amendments thereto, and to do or cause to be done all things necessary or advisable in connection therewith.

     FURTHER RESOLVED, that Jeffrey S. Gorman, Robert E. Kirkendall and Anthony
R. Moore, and each of them, hereby are appointed attorneys for the Company, with full power of substitution, for and in the name, place and stead of the Company, to sign and file the Company's 1999 Annual Report on Form 10-K and any and all amendments thereto, and any and all other documents in connection therewith, with full power and authority to do and perform any and all acts necessary or advisable.

     FURTHER RESOLVED, that the officers of the Company and each of them, hereby are authorized, for and on behalf of the Company, to execute a power of attorney evidencing the foregoing appointments.

     IN WITNESS WHEREOF, I have hereunto signed this Certificate as of the 24th day of March, 2000.



                                                 /s/ROBERT E. KIRKENDALL
                                                 -----------------------
                                                    Robert E. Kirkendall
                                                    Corporate Secretary

                                                               Exhibit (24)


                                POWER OF ATTORNEY


       The undersigned, The Gorman-Rupp Company (the "Company"), by the undersigned officer of the Company hereunto duly authorized, hereby appoints

Jeffrey S. Gorman, Robert E. Kirkendall and Anthony R. Moore, and each of them,

as attorneys for the Company, with full power of substitution, for and in its name, place and stead, to sign and file with the Securities and Exchange

Commission under the Securities Exchange Act of 1934, as amended, the Company's

1999 Annual Report on Form 10-K and any and all amendments thereto, and any and all other documents to be filed with the Securities and Exchange Commission or otherwise in connection therewith, with full power and authority to do and perform any and all acts whatsoever necessary or advisable.


       Executed this 24th day of March 2000.


                                           THE GORMAN-RUPP COMPANY



                                           BY:  /s/ROBERT E. KIRKENDALL
                                                -----------------------
                                                Robert E. Kirkendall
                                                Corporate Secretary

                                                                 Exhibit (24)


                                POWER OF ATTORNEY

The undersigned Officers and Directors of The Gorman-Rupp Company (the "Company") hereby appoint Jeffrey S. Gorman, Robert E. Kirkendall, and Anthony
R. Moore, and each of them, as attorneys for each of the undersigned, with full power of substitution, for and in the name, place and stead of each of the undersigned, to sign and file with the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended, the Company's 1999 Annual Report on Form 10-K and any and all amendments thereto, and any and all other documents to be filed with the Securities and Exchange Commission or otherwise in connection therewith, with full power and authority to do and perform any and all acts whatsoever necessary or advisable.

Executed this 24th day of February, 2000.



/s/JEFFREY S. GORMAN                    President, Principal Executive Officer
---------------------------             and Director
Jeffrey S. Gorman


/s/KENNETH E. DUDLEY                    Treasurer and Principal Financial
---------------------------             and Accounting Officer
Kenneth E. Dudley


/s/JAMES C. GORMAN                      Director
---------------------------
James C. Gorman


/s/WILLIAM A. CALHOUN                   Director
---------------------------
William A. Calhoun


/s/THOMAS E. HOAGLIN                    Director
---------------------------
Thomas E. Hoaglin


/s/PETER B. LAKE                        Director
---------------------------
Peter B. Lake


/s/W. WAYNE WALSTON                     Director
---------------------------
W. Wayne Walston


/s/JOHN A. WALTER                       Director
---------------------------
John A. Walter


/s/JAMES R. WATSON                      Director
---------------------------
James R. Watson